CHESTER VALLEY BANCORP INC.
                         ------------------------------
                         DOWNINGTOWN, PA o NASDAQ: CVAL


DONNA M. COUGHEY                                     G. RICHARD BERTOLET
PRESIDENT & CEO                                      EXECUTIVE VICE PRESIDENT

JOSEPH T. CROWLEY, CPA                               MATTHEW D. KELLY
CHIEF FINANCIAL OFFICER & TREASURER                  EXECUTIVE VICE PRESIDENT


                        SANDLER O'NEILL & PARTNERS, L.P.
                                  June 17, 2004


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


FORWARD-LOOKING STATEMENT
--------------------------------------------------------------------------------


THIS INFORMATION MAY CONTAIN "FORWARD-LOOKING STATEMENTS" EITHER EXPRESSED OR IMPLIED WHICH ARE MADE IN GOOD FAITH BY CHESTER VALLEY BANCORP INC. ("CVAL"), PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS MAY INCLUDE STATEMENTS WITH RESPECT TO CVAL'S STRATEGIES, GOALS, BELIEFS, EXPECTATIONS, ESTIMATES, INTENTIONS, FINANCIAL CONDITION, RESULTS OF OPERATIONS, FUTURE PERFORMANCE AND BUSINESS OF CVAL. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT ARE SUBJECT TO CHANGE BASED ON VARIOUS IMPORTANT FACTORS.

NUMEROUS COMPETITIVE, ECONOMIC, REGULATORY, LEGAL AND TECHNOLOGICAL FACTORS, AMONG OTHERS, COULD CAUSE CVAL'S FINANCIAL PERFORMANCE TO DIFFER MATERIALLY FROM THE GOALS, PLANS, OBJECTIVES, INTENTIONS AND EXPECTATIONS EXPRESSED IN SUCH FORWARD-LOOKING STATEMENTS. CVAL DOES NOT UNDERTAKE TO UPDATE ANY FORWARD-LOOKING STATEMENT WHETHER WRITTEN OR ORAL, THAT MAY BE MADE FROM TIME TO TIME BY OR ON BEHALF OF CVAL.


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CVAL - SON PRESENTATION JUNE 17, 2004                                          2

                                    CONTENTS

o    OUR BACKGROUND

o    KEY DRIVERS

o    TACTICS THAT DIFFERENTIATE US

o    FINANCIAL HIGHLIGHTS

o    WHY INVEST IN CVAL?


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ORGANIZATION HISTORY

--------------------------------------------------------------------------------
1922 - DOWNINGTOWN BUILDING AND LOAN FOUNDED

1987 - INITIAL IPO

1988 - RENAMED FIRST FINANCIAL SAVINGS BANK

1989 - CONVERTED TO THRIFT HOLDING COMPANY

1997 - NAME CHANGED TO FIRST FINANCIAL BANK

1998 - ACQUIRED PHILADELPHIA CORPORATION FOR INVESTMENT SERVICES

2001 - CONVERTED TO COMMERCIAL BANK CHARTER

2001 - APPROVAL OF BANK HOLDING CO. AND FINANCIAL HOLDING CO.

2001 - ESTABLISHMENT OF FIRST FINANCIAL INVESTMENTS, INC.

2004 - ACQUIRED COATESVILLE BRANCH FROM PNC NATIONAL BANK
     - ACQUIRING EXTON BRANCH DEPOSITS FROM FIRSTRUST BANK
     - OPENED WEALTH MANAGEMENT OFFICE IN WEST CHESTER, PA


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HOLDING COMPANY STRUCTURE


                  |--------------------------------------------|
                  |         CHESTER VALLEY BANCORP INC.        |
                  |                NASDAQ: CVAL                |
                  |--------------------------------------------|
                                        |
                     |--------------------------------------|
                     |                                      |
|-----------------------------------|      |-----------------------------------|
|     FIRST FINANCIAL BANK          |      |      PHILADELPHIA CORPORATION     |
|                                   |      |       FOR INVESTMENT SERVICES     |
|-----------------------------------|      |-----------------------------------|

o  COMMERCIAL BANK                          o  FULL SERVICE BROKER-DEALER
o  12 FULL SERVICE OFFICES                  o  REGISTERED INVESTMENT ADVISOR
o  $630MM IN ASSETS*                        o  2 INVESTMENT OFFICES
o  $420MM IN DEPOSITS*
o  FIRST FINANCIAL INVESTMENTS, INC.

* AS OF 3/31/04



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

      SEASONED MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------
                                                                   YEARS IN                PRIOR
 NAME                         FUNCTION                  AGE       FIN. SERV.           INSTITUTIONS
-------------------------------------------------------------------------------------------------------------
Donna M. Coughey              President & CEO            54           32          Mellon, Marine
                              (CVAL & FFB)                                        Midland

Joseph T. Crowley, CPA        CFO & Treasurer            42           19          Crusader Holding Co.,
                              (CVAL & FFB)                                        KPMG

A. Louis Denton, Esq.         PCIS Chairman/CEO          46           21          Hopper Soliday & Co.

Mathew D. Kelly               PCIS President/COO         40           18          PNC Advisors, Mellon

G. Richard Bertolet           EVP - Credit Admin         57           36          Mellon

Colin N. Maropis              EVP - Lending              52           28          Sun Life of Canada

William M. Byrne              SVP - Lending              49           20          Mellon

Christopher M. Breslin        SVP - Retail               43           18          First Union, Chase

Margaret H. Leimkuhler        SVP - CAO                  39           20          Keystone, Frankford

Thomas A. Varley, Esq.        SVP - Trust                53           30          Glenmede, Mellon


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CHESTER COUNTY, PENNSYLVANIA
--------------------------------------------------------------------------------

                              o  PENNSYLVANIA IS 6TH LARGEST STATE IN POPULATION
[PENNSYLVANIA AND                IN THE UNITED STATES.
CHESTER COUNTY MAP
GRAPHIC OMITTED]              o  CHESTER COUNTY IS FASTEST GROWING COUNTY IN
                                 PENNSYLVANIA

             |--------------------------|------------|------------|------------|
             |                          |   CHESTER  |            |            |
             |                          |    COUNTY  |     PA     |     US     |
             |--------------------------|------------|------------|------------|
             | MEDIAN HOUSEHOLD         |   $65,295  |  $40,106   |   $41,994  |
             | INCOME                   |            |            |            |
             |--------------------------|------------|------------|------------|
             | MEDIAN VALUE OF HOUSING  |  $182,500  |  $97,000   |  $119,600  |
             |--------------------------|------------|------------|------------|
             | GROWTH IN NON-FARM       |      2.5%  |      .7%   |       .9%  |
             | EMPLOYMENT               |            |            |            |
             |--------------------------|------------|------------|------------|
             | RETAIL SALES PER CAPITA  |   $14,144  |   $9,150   |    $9,180  |
             |--------------------------|------------|------------|------------|

                                           SOURCE: U.S. CENSUS BUREAU STATISTICS


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OUR BRANCH LOCATIONS
CHESTER COUNTY, PA
--------------------------------------------------------------------------------



                             [MAP GRAPHIC OMITTED]



                                             [GRAPHIC OMITTED] EXISTING BRANCHES



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MARKET POSITION IN CHESTER COUNTY
AS A PERCENT OF TOTAL DEPOSITS
--------------------------------------------------------------------------------

o  6TH LARGEST OF THE 31 BANKS COMPETING IN CHESTER COUNTY
   WITH A MARKET SHARE OF 6.65%

o  2ND LARGEST BANK HEADQUARTERED IN CHESTER COUNTY

o  AVERAGE DEPOSITS PER BRANCH LOCATION OF $39,500


                                 SOURCE: FDIC SUMMARY OF DEPOSITS AS OF 06/30/03


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


KEY DRIVERS OF THE TRANSITION
TO A COMMERCIAL BANK


o  DIVERSIFY AND GROW THE LOAN PORTFOLIO

o  EXPAND BUSINESS AND RETAIL CORE DEPOSITS

o  MAXIMIZE NON-INTEREST REVENUE



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DIVERSIFYING THE LOAN MIX
-------------------------------------------------------------------------------

LOAN PORTFOLIO                            SMALL BUSINESS COMMERCIAL
(IN THOUSANDS)                            LOAN GROWTH (IN THOUSANDS)

[LOAN PORTFOLIO GRAPHIC OMITTED]   |----------------|------------|-------------|
                                   |                |  06/30/01  |  03/31/04   |
                                   |----------------|------------|-------------|
             6/30/2001   3/31/2004 |  OUTSTANDINGS  |   $3,171   |   $20,531   |
             ---------   --------- |----------------|------------|-------------|
RESIDENTIAL     149          77    |  CAGR          |       --   |     97.24%  |
CONSTRUCTION     46          42    |----------------|------------|-------------|
COMMERCIAL       83         138    |                |            |             |
COMMERCIAL                         |----------------|------------|-------------|
  BUSINESS       28          47    |  # OF LOANS    |       45   |       302   |
CONSUMER         65         113    |----------------|------------|-------------|


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BUILDING CORE DEPOSITS
-------------------------------------------------------------------------------

DEPOSITS                             CHECKING ACCOUNT GROWTH
(IN MILLIONS)                        (IN THOUSANDS)

[DEPOSITS GRAPHIC OMITTED]         |----------------|------------|-------------|
                                   |                |  06/30/01  |  03/31/04   |
6/30/2001                          |----------------|------------|-------------|
---------                          |  RETAIL        |  $55,958   |   $84,955   |
DDA/NOW       MMA/SAV       CDs    |----------------|------------|-------------|
  $82           $87        $244    |  CAGR%         |       --   |     14.75%  |
                                   |----------------|------------|-------------|
3/31/2004                          |                |            |             |
---------                          |----------------|------------|-------------|
DDA/NOW       MMA/SAV       CDs    |  BUSINESS      |  $26,803   |   $45,454   |
 $130          $179        $110    |----------------|------------|-------------|
                                   |  CAGR%         |       --   |     15.89%  |
                                   |----------------|------------|-------------|
                                   |                |            |             |
                                   |----------------|------------|-------------|
                                   |  REPO          |  $ 2,428   |   $18,392   |
                                   |----------------|------------|-------------|
                                   |  CAGR%         |       --   |    108.82%  |
                                   |----------------|------------|-------------|


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


DEPOSIT AND LOAN FEES
(IN THOUSANDS)
--------------------------------------------------------------------------------


                    [DEPOSIT AND LOAN FEES GRAPHIC OMITTED]

JUN-01          JUN-02          JUN-03          JUN-04          PROJECTED
------          ------          ------          ------          ---------
$1,723          $1,911          $2,837          $2,802            $3,066

CAGR 17.93%


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

TACTICS THAT DIFFERENTIATE CVAL
--------------------------------------------------------------------------------

o  PRODUCTION ORIENTED BRANCH ADVISORY BOARDS

o  INSTILLING A "SERVICE-DRIVEN" SALES CULTURE

o  OPTIMIZING THE USE OF TECHNOLOGY

o  COMPREHENSIVE WEALTH MANAGEMENT APPROACH



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

PRODUCTION ORIENTED BRANCH
ADVISORY BOARDS
--------------------------------------------------------------------------------

                           NEW BUSINESS - FISCAL 2004:


o  $3.0 MILLION IN CONSUMER DEPOSITS

o  $2.6 MILLION IN MANAGED TRUST ASSETS

o  $2.5 MILLION IN CONSUMER LOANS

o  $0.9 MILLION IN COMMERCIAL LOANS

o  $0.8 MILLION IN COMMERCIAL DEPOSITS


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

INSTILLING A SALES CULTURE
--------------------------------------------------------------------------------


|----------------------------|---------------|---------------|--------------|---------------|
|                            |    ACTUAL     |    ACTUAL     |     ACTUAL   |   PROJECTED   |
|                            |    JUN-01     |    JUN-02     |     JUN-03   |     JUN-04    |
|----------------------------|---------------|---------------|--------------|---------------|
|  CONSUMER LOANS CLOSED     |  $18,500,000  |  $51,000,000  |  $67,000,000 |  $74,000,000  |
|----------------------------|---------------|---------------|--------------|---------------|
|  TELLER REFERRALS          |      650      |     1,556     |     10,713   |     11,500    |
|  TELLER CLOSE RATIO        |      N/A      |      21%      |      24%     |      37%      |
|----------------------------|---------------|---------------|--------------|---------------|
|  CROSS-SELL RATIO          |     2.0%      |      2.8%     |       3.4%   |       3.8%    |
|----------------------------|---------------|---------------|--------------|---------------|
|  AVERAGE QUARTERLY         |      N/A      |      N/A      |      4.37    |      4.51*    |
|  CUSTOMER SURVEYS (1 TO    |               |               |              |               |
|  5, 5 - BEST)              |               |               |              |               |
|----------------------------|---------------|---------------|--------------|---------------|
|  BRANCH MANAGER            |      22%      |      11%      |       0%     |       0%      |
|  TURNOVER                  |               |               |              |               |
|----------------------------|---------------|---------------|--------------|---------------|
                                                                               * AVERAGE



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OPTIMIZING THE USE OF TECHNOLOGY
--------------------------------------------------------------------------------

o  100% CHECK IMAGED

o  ADVANCED SYSTEM FOR TARGETED MARKETING

o  EBANK REAL-TIME ACCOUNT INFORMATION

o  SYSTEMS INTEGRATION ON EVERY WORKSTATION

o  NATIONAL LOCK BOX SYSTEM


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COMPREHENSIVE WEALTH MANAGEMENT
--------------------------------------------------------------------------------

o  SHIFT FOCUS TO HIGHER MARGIN PERSONAL TRUST CLIENTS

o  INTEGRATION OF TRUST AND PHILA. CORP INVESTMENT AND ADVISORY SERVICES

o  ESTABLISHED A PRIVATE BANKING DIVISION


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

WEALTH MANAGEMENT
-------------------------------------------------------------------------------

ASSETS UNDER MANAGEMENT             UVEST PROGRAM
& CUSTODY (DOLLARS IN MILLIONS)     (DOLLARS IN THOUSANDS)

[ASSETS UNDER MANAGEMENT        |------------------|------------|------------|-------------|
& CUSTODY GRAPHIC OMITTED]      |                  |            |            |  PROJECTED  |
                                |                  |   JUN 02   |   JUN 03   |    JUN 04   |
                                |------------------|------------|------------|-------------|
                    PROJECTED   | UVEST INVESTMENT |   $2,262   |   $6,285   |   $12,200   |
         JUN-03      JUN-04     | SALES            |            |            |             |
         ------     ---------   |------------------|------------|------------|-------------|
PCIS      766          844      | GROSS REVENUE    |      103   |     $217   |      $442   |
TRUST      50           60      |------------------|------------|------------|-------------|
UVEST      10           23      | NUMBER OF TRADES |      157   |      400   |     1,208   |
                                |------------------|------------|------------|-------------|
                                | AVERAGE SALE PER |      $14   |      $15   |       $10   |
                                | TRADE            |            |            |             |
                                |------------------|------------|------------|-------------|
                                | APPOINTMENTS     |      N/A   |      50%   |       45%   |
                                | CLOSED           |            |            |             |
                                |------------------|------------|------------|-------------|
                                | ASSETS UNDER     |   $3,200   |  $10,200   |   $22,500   |
                                | MANAGEMENT       |            |            |             |
                                |------------------|------------|------------|-------------|


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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


ASSETS                                   LOANS (EXCLUDING RESIDENTIAL LOANS)

[ASSETS GRAPHIC OMITTED]                 [LOANS GRAPHIC OMITTED]


JUN-01   JUN-02   JUN-03   MAR-04        JUN-01   JUN-02   JUN-03   MAR-04
------   ------   ------   ------        ------   ------   ------   ------
 $545     $566     $585     $630          $201     $243     $288     $321

CAGR 5.96%                               CAGR 18.66%



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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


RESERVES/LOANS                           NET CHARGE-OFFS/LOANS

[RESERVES/LOANS GRAPHIC OMITTED]         [NET CHARGE-OFFS/LOANS GRAPHIC OMITTED]


JUN-01   JUN-02   JUN-03   MAR-04        JUN-01   JUN-02   JUN-03   MAR-04
------   ------   ------   ------        ------   ------   ------   ------
 1.23%    1.26%    1.39%    1.58%         0.03%    0.10%    0.03%    0.03%



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
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


NET INTEREST MARGIN                     NON-INTEREST INCOME
                                        (EXCLUDES SECURITY GAINS (LOSSES))

[NET INTEREST MARGIN GRAPHIC OMITTED]   [NON-INTEREST INCOME GRAPHIC OMITTED]


JUN-01   JUN-02   JUN-03   MAR-04     JUN-01  JUN-02  JUN-03  JUN-04  PROJECTED
------   ------   ------   ------     ------  ------  ------  ------  ---------
 3.19%    3.66%    3.43%    3.48%     $5,733  $6,010  $7,092  $7,327    $7,988

                                      CAGR 10.75%

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


NET INCOME                                    RETURNS (%)


[NET INCOME GRAPHIC OMITTED]                  [RETURNS GRAPHIC OMITTED]


JUN-01 JUN-02 JUN-03 JUN-04 PROJECTED               JUN-01 JUN-02 JUN-03 JUN-04
------ ------ ------ ------ ---------               ------ ------ ------ ------
$4,003 $5,575 $5,262 $4,718   $6,226          ROE   10.50% 13.24% 11.25% 12.23%
                                              ROA    0.76%  1.02%  0.90%  1.04%
CAGR 8.68%


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


EFFICIENCY RATIO
--------------------------------------------------------------------------------


                       [EFFICIENCY RATIO GRAPHIC OMITTED]

 2001         2002         2003        MAR-04
 ----         ----         ----        ------
72.23%       65.86%       67.45%       64.92%


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CVAL - SON PRESENTATION JUNE 17, 2004                                         24

                               WHY INVEST IN CVAL?



o  EXCELLENT MARKET DEMOGRAPHICS AND SUSTAINABLE GROWTH RATES

o  AGGRESSIVE, SEASONED MANAGEMENT TEAM

o  FOCUSED TACTICS THAT DIFFERENTIATE CVAL

o  17% ANNUALIZED RETURN TO SHAREHOLDERS SINCE IPO

o  CONTINUED COMMITMENT TO LEVERAGE TECHNOLOGY TO BUILD BUSINESS


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